Filed Pursuant to Rule 497(e)
1933 Act File No. 002-90810
1940 Act File No. 811-04010

OCM Mutual Fund

September 27, 2007

Supplement to the Prospectus
dated March 30, 2007

Change in Net Asset Value Purchase Privilege

Effective as of September 27, 2007, shareholders of the OCM Gold Fund may no longer purchase shares of the Fund at net asset value (without a sales charge), when they purchase the Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool. Accordingly, the section of the Prospectus labeled “Net Asset Value Purchase” is revised in its entirety to reads as follows:

“NET ASSET VALUE PURCHASE

You may purchase shares of the Fund at NAV (without a sales charge) if you:

•	Invest $1,000,000 or more in the Fund.

•	Purchase Fund shares in an amount not exceeding the amount of Fund shares which you previously owned and redeemed.

•	Or members of your family are:

a.	Officers or Trustees of OCM Mutual Fund; or

b.	Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or the Fund’s investment adviser.

•	Are a broker, dealer or other financial intermediary that has a selling arrangement with the Fund.

•	Are an investment adviser investing on behalf of your discretionary accounts.

The Fund may waive the sales charge for other investors in its sole discretion.”

* * *

The date of this Supplement is September 27, 2007.

Please retain this Supplement for future reference.